                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): APRIL 3, 2003

                                 CONOCOPHILLIPS
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-49987                   01-0562944
(State or other jurisdiction of      (Commission               (I.R.S. Employer
         incorporation)             File Number)             Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 -- Press release issued by ConocoPhillips on April 3, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On April 3, 2003, ConocoPhillips issued a press release providing a first quarter 2003 interim update. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONOCOPHILLIPS



                                  By: /s/ JOHN A. CARRIG
                                     ------------------------------------------
                                  Name:  John A. Carrig
                                  Title: Executive Vice President, Finance, and
                                         Chief Financial Officer

Date: April 7, 2003

                                  EXHIBIT INDEX


EXHIBIT
NO.           DESCRIPTION
-------       -----------
99.1     --   Press release issued by ConocoPhillips on April 3, 2003.